Exhibit 10.2


                         TIDELANDS OIL & GAS CORPORATION

                 2007 NON-QUALIFIED STOCK GRANT AND OPTION PLAN

                          NOTICE OF STOCK OPTION AWARD
                          ----------------------------


     You have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the "Notice"), the Tidelands Oil & Gas Corporation 2007 Non-Qualified Stock Grant and Option Plan, as amended from time to time (the "Plan") and the Stock Option Award Agreement (the "Option Agreement") attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.



     Grantee's Name:
                    ------------------------------------------------------------

     Award Number                          Date of Award
                 -----                                  ------------------------

     Vesting Commencement Date
                                           ---------------------------

     Exercise Price per Share
                                           ---------------------------

     Total Number of Shares Subject
     to the Option (the "Shares")
                                           ---------------------------

     Type of Option:                       Non-Qualified Stock Option

     Expiration Date:
                                           -------------------------------------

     Post-Termination Exercise Period:     Three Months

Vesting Schedule:
-----------------

     Subject to Grantee's Continuous Service and other limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:


     ---------------------------------------------------------------------------

     IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan, and the Option Agreement.

                                                 Tidelands Oil & Gas Corporation


                                                 By:
                                                    ----------------------------

                                                 Title:
                                                       -------------------------

     The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan, and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees that all disputes arising out of or relating to this Notice, the Plan and the Option Agreement shall be resolved in accordance with
Section 9 of the Plan. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.


Dated: __, 2007                                  Signed:
                                                        ------------------------
                                                                 Grantee

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                         TIDELANDS OIL & GAS CORPORATION

                 2007 NON-QUALIFIED STOCK GRANT AND OPTION PLAN

                          STOCK OPTION AWARD AGREEMENT
                          ----------------------------

     1. Grant of Option. Tidelands Oil & Gas Corporation (the "Company"), hereby grants to the Grantee (the "Grantee") named in the Notice of Stock Option Award (the "Notice"), an option (the "Option") to purchase the Total Number of Shares of Common Stock subject to the Option (the "Shares") set forth in the Notice, at the Exercise Price per Share set forth in the Notice (the "Exercise Price") subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the "Option Agreement") and all of the terms and conditions of the Company's 2007 Non-Qualified Stock Grant and Option Plan, as amended from time to time (the "Plan"), which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

     2. Exercise of Option.

         (a) Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Section 12 of the Plan relating to the exercisability or termination of the Option in the event of a corporate transaction. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Administrator. In no event shall the Company issue fractional Shares.

         (b) Method of Exercise; Payment. The Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Administrator. The Exercise Notice shall be signed by the Grantee and shall be delivered in person, by certified mail, or by such other method as determined from time to time by the Administrator to the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price. Payment of the Exercise Price shall be by any manner set forth in Section 8(b) of the Plan at the election of the Grantee; provided, however, that such exercise method does not then violate any Applicable Law and is accepted by the Administrator, in its sole discretion.

         (c) Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of applicable income tax, employment tax, and social security tax withholding obligations, including, without limitation, such other tax obligations of the Grantee incident to the receipt of Shares. Upon exercise of the Option, the Company or the Grantee's employer may offset or withhold (from any amount owed by the Company or the Grantee's employer to the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax obligations and/or the employer's withholding obligations.

     3. Termination of Continuous Service. In the event the Grantee's Continuous Service terminates, the Grantee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise the Option during the Post-Termination Exercise Period. In no event shall the Option be exercised later than the Expiration Date set forth in the Notice.


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

     4. Disability or Death of Grantee. This Option shall be subject to Sections 9(c) and 8(d) of the Plan regarding exercise after death or disability.

     5. Transferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by the Grantee.

     6. Term of Option. The Option may be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein.

     7. Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     8. Tax Consequences. Grantee has not been given, and is not relying upon, any advice from the Company regarding the tax consequences of receiving or exercising this Option. THE GRANTEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

     9. Entire Agreement. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee's interest except by means of a writing signed by the Company and the Grantee.












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

                                    EXHIBIT A
                                    ---------

                                 EXERCISE NOTICE

     1. Effective as of today, ______________, ___ the undersigned (the "Grantee") hereby elects to exercise the Grantee's option to purchase ___________ shares of the Common Stock (the "Shares") of Tidelands Oil & Gas Corporation (the "Company") under and pursuant to the Company's 2007 Stock Grant and Option Plan, as amended from time to time (the "Plan") and the Stock Option Award Agreement (the "Option Agreement") and Notice of Stock Option Award (the "Notice") dated ______________, 20___. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

     2. Representations of the Grantee. The Grantee acknowledges that the Grantee has received, read and understood the Notice, the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     3. Rights as Shareholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate reasonably promptly after the Option is exercised.

     4. Delivery of Payment. The Grantee herewith delivers to the Company the full Exercise Price for the Shares. If Grantee elects to satisfy the Exercise Price via any method permissible under Section 8(b) of the Plan (other than payment in cash), Grantee shall attach a separate statement to this Exercise Notice indicating the method, or combination of methods, selected.

     5. Entire Agreement. The Notice, the Plan and the Option Agreement are incorporated herein by reference and together with this Exercise Notice constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof. Nothing in the Notice, the Plan, the Option Agreement and this Exercise Notice (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties.

Submitted by:                               Accepted by:

GRANTEE:                                    TIDELANDS OIL & GAS CORPORATION


                                            By:
                                               ---------------------------------

                                            Title:
----------------------------------                ------------------------------
           (Signature)

Address:
--------

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